UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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[ ]	Confidential - For Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
[ ]	Definitive Information Statement

MIDNIGHT CANDLE COMPANY
(Name of Registrant as Specified in its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIDNIGHT CANDLE COMPANY
1900 W. University Dr.
Tempe, AZ 85281
_________________________________________________________

Notice of Action by Written Consent of Shareholders

Dear Shareholder:

Midnight Candle Company (the "Company" or “MCDL”) notifies our shareholders of record, that our Board of Directors has authorized, and shareholders holding more than 81.63% of the voting power have approved, by written consent in lieu of a special meeting, an amendment to our Articles of Incorporation to change our name from “Midnight Candle Company” to “SEFE, Inc.”
Although we have filed the amended Articles of Incorporation in the State of Nevada, we have not taken action to change our name or ticker symbol with the Financial Industry Regulatory Authority (the “Action”).  Such Action will not be effectuated until 20 days after the mailing of this Information Statement.  A copy of the certificate of amendment effecting the name change is included herein.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This name change has been approved by consent of the holders of a majority of the shares outstanding, pursuant to Nevada law.  Proxies are not being solicited because shareholders holding more than 81.63% of the issued and outstanding voting common stock of the Company hold more than enough shares to effect the name change and have voted in favor of the name change.

/s/ Helen C. Cary
Helen C. Cary, President, CEO

Indio, California
September 1, 2010

MIDNIGHT CANDLE COMPANY
1900 W. University Dr.
Tempe, AZ 85281
_________________________________________________________

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This information statement is furnished to the stockholders of record at the close of business on September 2, 2010, the “Record Date,” pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  In connection with the action noted herein, the holders of more than a majority of the shares of our common stock approved the action on July 20, 2010.
Dissenters' Right of Appraisal

The Nevada Revised Statutes do not provide for dissenters’ rights of appraisal in connection with the proposed action.

Voting Securities

Approval of the amendment of our Articles of Incorporation required the affirmative consent of a majority of the shares of our common stock issued and outstanding at the Record Date.  The quorum necessary to approve the name change requires voting by a majority of the common stock issued and outstanding.  As of the date of this Information Statement, 43,000,000 shares of our common stock were issued and outstanding.  We have two consenting shareholders (the "Majority Shareholders"), who hold an aggregate of 35,100,000 shares of our common stock (or 81.6% of the total issued and outstanding number of shares).  Each share of our common stock is entitled to one vote on all matters brought before the shareholders.  Therefore, the Majority Shareholders have the power to vote 35,100,000 shares of the common stock, which number is in excess of the required number of shares to approve the name change.  The Majority Shareholders have consented to the proposed actions set forth herein and had and have the power to pass the name change without the concurrence of any of our other shareholders.

PROPOSAL: AMENDMENT OF THE ARTICLES OF INCORPORATION

We have received shareholder approval to amend our Articles of Incorporation, as currently in effect (the "Articles"), in order to change the name of the Company from “Midnight Candle Company” to “SEFE, Inc.”  The Articles have been amended to read, as follows:

Article I of the Articles of Incorporation has been amended to read as follows:

ARTICLE I
NAME

The complete name of this corporation shall be SEFE, INC.

The Majority Shareholders have voted in favor of approving the Amended Articles, and such amendment was filed with the Secretary of State of Nevada on August 4, 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth as of September 2, 2010, certain information regarding the beneficial ownership of our common stock by:

1.	Each person who is known us to be the beneficial owner of more than 5% of the common stock,

2.	Each of our directors and executive officers and

3.	All of our directors and executive officers as a group.

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Issued and Outstanding

Common Stock	Helen C. Cary, President and Director (1)	5,100,000	11.9%
Common Stock	Patrick Deparini, Secretary, Treasurer (1)	-0-	-0-%

	Officers and Directors as a Group (2 persons)	5,100,000	11.9%

Common Stock	SEFE, Inc.	30,000,000	69.8%

Notes:

(1) The address for Ms. Cary is 79013 Bayside Court, Indio, California 92203.

OTHER MATTERS

As of the date of this Information Statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, is available on the website of the Securities and Exchange Commission at www.sec.gov.  You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to:  SEFE, Inc., 1900 W. University Dr., Tempe, AZ 85281.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of this notice to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Upon written request, we will deliver promptly a separate copy of this notice to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy of this notice, stockholders may write us at the following address:

SEFE, Inc.
1900 W. University Dr.
Tempe, AZ 85281

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

SEFE, Inc.

By order of the Board of Directors

/s/ Helen C. Cary
Helen c. Cary, President, CEO

Indio, California
September 1, 2010